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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 25, 2001


                               Inamed Corporation
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               (Exact Name of Registrant as Specified in Charter)


Delaware                                            001-09741                                            59-0920629
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(State or Other Juris-                              (Commission File                                  (IRS Employer
diction of Incorporation)                           Number)                                     Identification No.)


5540 Ekwill Street - Suite D, Santa Barbara, California                                                  93111-2919
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(Address of Principal Executive Offices)                                                                 (Zip Code)
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Registrant's telephone number:   (805) 692-5400


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On July 25, 2001, Inamed Corporation (the "Registrant") issued a press release announcing its earnings for the second quarter ended June 30, 2001. The
Registrant's press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements
                  Not Applicable

         (b)      Pro Forma Financial Information
                  Not Applicable

         (c)      Exhibits

                  99.1     Press release dated July 25, 2001.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INAMED CORPORATION


Date:  July 27, 2001                    By: /s/ DAVID E. BAMBERGER
                                           ---------------------------------
                                           Name:   David E. Bamberger
                                           Title:  Senior Vice President,
                                                   Secretary and General Counsel